UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

ZOMEDICA CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Phoenix Drive, Suite 180, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 369-2555

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, 2020, Zomedica Corp. (the “Company”) held its virtual-only special meeting (the “Special Meeting”) of holders of the Company’s Common Shares, without par value (“Common Shares”), and holders of the Company’s Series 1 Preferred Shares, without par value (the “Series 1 Preferred Shares”). The matters voted on at the Special Meeting were: (i) the approval of a special resolution authorizing the Company to make an application under Section 189 of the Business Corporations Act (Alberta) to change its jurisdiction of incorporation from the Province of Alberta, Canada to the State of Delaware, United States of America, and to approve the certificate of incorporation authorized in the special resolution to be effective as of the date of the Company’s domestication (the “Domestication”), and (ii) the approval, assuming the Domestication is approved, of the Zomedica Corp. 2020 Stock Incentive Plan (the “Plan”). Approval of the Domestication required the affirmative vote of the holders of at least two-thirds of the Common Shares and the Series 1 Preferred Shares, voting together as a single class present or represented by proxy at the Special Meeting. Approval of the Plan required the approval of the holders of a majority of the Common Shares present or represented by proxy at the Special Meeting. The proposals considered at the Special Meeting are described in detail in the Company’s proxy circular/prospectus for the Special Meeting filed with the Securities and Exchange Commission on October 26, 2020. Shareholders representing 259,025,766 Common Shares, or 45.92%, of the Common Shares outstanding as of the October 22, 2020 record date (the “Record Date”), and shareholders representing 12 Series 1 Preferred Shares, or 100% of the Series 1 Preferred Shares outstanding as of the Record Date, were represented at the Special Meeting meeting in person or by proxy. The final voting results were as provided below. For purposes of providing percentage information below, any Common Shares that were the subject of abstentions or broker non-votes have been ignored in accordance with Canadian law. Therefore, the percentages reflected in relation to proposals 1 and 2 reflect only votes “for” or “against”.

1.	The proposal to approve the Domestication did not receive the required two-thirds vote at the Special Meeting and was not approved based upon the following votes:

FOR	PERCENTAGE FOR	AGAINST	PERCENTAGE AGAINST	ABSTAIN	BROKER NON-VOTES
162,051,398	62.56%	96,974,380	37.44%	0	0

2.	The proposal to approve of the adoption of the Plan was approved at the Special Meeting based upon the following votes, but will not be implemented because the Domestication was not approved:

FOR	PERCENTAGE FOR	AGAINST	PERCENTAGE AGAINST	ABSTAIN	BROKER NON-VOTES
143,085,707	55.24%	115,940,059	44.76%	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.

Date: December 16, 2020	By: /s/ Ann Cotter
Name: Ann Cotter
Title: Chief Financial Officer